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                                                                   EXHIBIT 10.10


SENT VIA FACSIMILE AND U.S. MAIL
--------------------------------


June 30, 1998

Richard B. Stein
Chief Executive Officer
THE HILLSDALE GROUP, L.P.
1199 Howard Avenue
Burlingame, CA  94010

RE: ENCINO HILLS

Dear Dick,

This will confirm that ARV Assisted Living, Inc., a Delaware corporation, has assigned its right to take title to that certain property located at 16025 Ventura Blvd., Encino, CA 91436 to Encino Renovation, LLC, a Delaware limited liability company. ARV shall remain responsible for performance under that certain Purchase and Sale Agreement dated February 12, 1998, as amended, concerning the Encino Hills property. By executing this agreement, Encino Renovation, LLC acknowledges such assignment.

Very truly yours,

ARV ASSISTED LIVING, INC.,
a Delaware corporation


By: /s/ Sheila M. Muldoon
    -----------------------------------------
    Sheila M. Muldoon
    Senior Vice President and General Counsel

Acknowledgment of Assignment:

ENCINO RENOVATION, LLC,
a Delaware limited liability company

By: ARV Assisted Living, Inc.,
    a Delaware corporation, Sole Member


    By: /s/ Howard G. Phanstiel
        -------------------------------------
        Howard G. Phanstiel
        Chief Executive Officer



cc: Bruce Maximov, Esq.